UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 26, 2025, Equitable Holdings, Inc. issued $500 million aggregate principal amount of its 6.700% Fixed-to-Fixed Reset Rate Junior Subordinated Debt Securities due 2055 (the “junior subordinated debt securities”). The junior subordinated debt securities were issued pursuant to the Junior Subordinated Indenture, dated as of September 18, 2024 (incorporated by reference to Exhibit 4.8 to the Registration Statement on Form S-3 of Equitable Holdings, Inc., File No. 333-282204), between Equitable Holdings, Inc. and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 26, 2025 (the “Supplemental Indenture”), between Equitable Holdings, Inc. and the Trustee, with respect to the junior subordinated debt securities, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

The junior subordinated debt securities were offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-282204), filed with the U.S. Securities and Exchange Commission (the “Commission”), which became effective on October 4, 2024, and a prospectus supplement related to the junior subordinated debt securities dated March 12, 2025 (filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	First Supplemental Indenture, dated as of March 26, 2025, between Equitable Holdings, Inc. and the Trustee.

4.2	Form of Junior Subordinated Debt Securities (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the Junior Subordinated Debt Securities.

8.1	Tax Opinion of Willkie Farr & Gallagher LLP with respect to the Junior Subordinated Debt Securities.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibits 5.1 and 8.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: March 26, 2025	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Deputy General Counsel